                                             UAM Funds
                                             Funds for the Informed Investor(SM)



McKee Portfolios
Semi-Annual Report                                                April 30, 1999
--------------------------------------------------------------------------------







                                                [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                                       McKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
  U.S. Government...........................................................  11
  Domestic Equity...........................................................  15
  International Equity......................................................  19
  Small Cap Equity..........................................................  24
Statement of Assets and Liabilities.........................................  28
Statement of Operations.....................................................  29
Statement of Changes in Net Assets
  U.S. Government...........................................................  30

  Domestic Equity...........................................................  31

  International Equity......................................................  32

  Small Cap Equity..........................................................  33

Financial Highlights
  U.S. Government...........................................................  34

  Domestic Equity...........................................................  35

  International Equity......................................................  36

  Small Cap Equity..........................................................  37

Notes to Financial Statements...............................................  38

--------------------------------------------------------------------------------

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

April 30, 1999

Dear Shareholders:

McKee U.S. Government Portfolio
The McKee U.S. Government Portfolio had a negative return of 0.61 percent for the six months ended April 30, 1999. These results were better than the bench-mark Lehman Government Bond Index. The Portfolio's performance reflected a general decline in Treasuries, which led the market in 1998. In this environ-ment, the Portfolio benefited from our strategy of allocating significant as-sets to the corporate and mortgage-backed sectors.

Economic and Market Perspective
The economy continued to expand with extraordinary vigor during the period. Employment remained high and confident consumers continued to spend. The na-tion's Gross Domestic Product grew at a 6 percent annual rate during the fourth quarter of calendar 1998 and at a 4.5 percent rate in the first quarter of 1999--above the 4.3 percent growth for the entire year 1998. Autos, housing and retail sales remained strong, and even the weakened manufacturing sector of the economy gave indications of growth. Inflation remained low overall, al-though energy prices rose sharply late in the period.

Under these conditions, Treasury yields rose more on 5 and 10 year issues than on the long bond, flattening the yield curve. Weak Treasury performance did not, however, affect the corporate and mortgage-backed sectors corresponding-ly. Although prices there declined slightly, yield spreads tightened in rela-tion to Treasuries and performance continued to recover from the slump in 1998.

Performance
The Portfolio's return for the six months ended April 30, 1999, was 34 basis points above the negative 0.95 percent return of the benchmark Lehman Govern-ment Bond Index. The allocation of 45 percent of the Portfolio's net assets to corporate and mortgage securities contributed strongly as these sectors out performed Treasuries by a wide margin.

A slightly long Portfolio duration in the last three months of the period pe-nalized performance. However, in January, we increased duration in the Portfo-lio to 105 percent of the benchmark as rates reached the midpoint of the range we expected for the year. Rates subsequently moved to the very top of the range, hurting results for the period, but not affecting our longer-term strategy.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


In March we reduced holdings of corporate and mortgage-backed securities, tak-ing gains from the market's moves in the prior months. While reducing mortgage holdings overall, we increased the Portfolio's position in 7 percent and 7.5 percent mortgage securities as the risk of prepayments declined. In reducing corporate holdings, we decreased exposure in some of the largest positions and increased diversification, a process begun late last year and now completed.

Portfolio Structure
The Portfolio continues to hold substantial positions in the corporate and mortgage sectors. As of April 30, 1999, the Portfolio consisted of 81 percent Treasury and government agency securities, 17 percent corporate securities, 3 percent asset-backed securities and 2 percent mortgage-backed securities. The ten largest holdings in the Portfolio are listed below.

                         Largest Holdings By Security
                               At April 30, 1999

                                                                           % of
                                                                           Net
Issuer/Security                                           Coupon Due Date Assets
---------------                                           ------ -------- ------
US Treasury Notes........................................ 9.375% 02/15/06 15.1%
FNMA Benchmark........................................... 5.750% 02/15/08 14.8%
FNMA Benchmark........................................... 5.625% 03/15/01 12.2%
US Treasury Bonds........................................ 8.500% 02/15/20 10.8%
FNMA Benchmark........................................... 5.750% 04/15/03 10.4%
FNMA 30-Year Pass-Through................................ 7.500% 12/01/23  6.0%
US Treasury Notes........................................ 5.875% 11/30/01  4.7%
US Treasury Strip........................................ 2.025% 05/15/17  3.7%
Countrywide Capital...................................... 8.000% 12/15/26  2.0%
Xerox Capital Trust I.................................... 8.000% 02/01/27  1.9%

Outlook
Given low inflationary pressure, we expect minimal action by the Federal Re-serve during the next six months, despite the blistering recent pace of eco-nomic growth. Our outlook assumes that market forces will keep inflation at bay and slow economic growth slightly. Interest rates on 30 year Treasury bonds should move down from their current levels during the second half of the year. Inflation should remain in the vicinity of 2 percent. If other commodity prices mirror the recent rise in oil prices, however, we will adjust our in-flation estimate upward. Other major variables in the months ahead include conditions abroad. Deterioration of the Balkan situation, for example, could send investors to the safety of Treasury bonds, pushing interest rates down faster. A more rapid than expected recovery of Asian econ-

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

omies, on the other hand, could lead to increased worries about inflation and higher interest rates.

McKee Domestic Equity Portfolio
The McKee Domestic Equity Portfolio had strong performance during the six months ended April 30, 1999. Total return for the period was 12.79 percent. The performance nevertheless trailed the extraordinary rise of the S&P 500 In-dex. The difference was primarily a result of our commitment to value in a market favoring large-cap growth. There were a few early stage signs of a fun-damental change in market favor, though.

Economic and Market Perspective
During most of the period, equity market performance continued to narrow. A small number of large-capitalization growth stocks, concentrated in the tech-nology sector and carrying high valuations, led the market, while mid cap, small cap and most value-oriented issues lagged. Investors remained focused on a shrinking number of stocks with extreme valuations. Indeed, the market has favored growth stocks over value stocks by the widest and longest lasting mar-gin of the past 20 years.

The market hinted at change, though, in April. Amid increasing indications of continuing U.S. economic growth and reviving global economic growth, investor preference broadened to include a number of value stocks, including tradi-tional industrials and cyclicals. Paradoxically, a sharp rise in oil prices, suggesting the possibility of increasing inflation, may also have contributed to the increased interest in value and cyclical stocks.

Performance
The Portfolio's return for the six months ended April 30, 1999 trailed the S&P 500 Index's remarkable 22.31 percent return by a substantial margin. The esca-lating valuations of a few large cap growth stocks such as America Online and other Internet related stocks boosted the index's performance beyond the lev-els achieved by most value-oriented managers. In fact, the Portfolio's disci-plined commitment to value rules out participation in these speculative price spirals.

The Portfolio benefited from a strategy adjustment late in 1998 to increase the stability of earnings. The adjustment, which did not change our commitment to value, resulted in the addition of a number of industry leaders, increasing quality. The average capitalization of the Portfolio also increased substan-tially, although weighted average capitalization remained much smaller than that of the benchmark index, penalizing performance during the period.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


Stock selection also had an effect on performance. For example, while technol-ogy stocks make up 19 percent of the Portfolio, we have not invested in the overvalued technology and Internet stocks that have recently produced such dazzling short-term results. We continue to believe their stratospheric valua-tions represent unacceptable risks. Technology companies represented in the Portfolio, including IBM, Intel, Hewlett-Packard, Raytheon and Sun Microsystems, among others, possess far better long-term risk/reward charac-teristics in our view.

Among individual stocks Alcoa, Gap, Sun Microsystems, Sprint and Pioneer Hi-Bred International performed particularly well during the period, while Philip Morris, Loews and Dillards, Inc. performed poorly.

Portfolio Structure
The Portfolio is broadly diversified, with all economic sectors represented. Nevertheless, it is strategically weighted by economic sector, industry and capitalization. Compared to the overall market, it emphasizes the basic indus-try and financial sectors, which should perform well under the healthy eco-nomic conditions we foresee. The Portfolio is relatively underweighted in the communications services and consumer staples sectors.

By industry, the Portfolio has a significant weighting, compared to the bench-mark, in retailing, insurance, aluminum and forest products. It is underweighted in telecommunications, beverages, food & tobacco, electrical equipment and entertainment. The largest industry holdings are shown below.

                         Largest Holdings By Industry
                    Percent of net assets at April 30, 1999

Computers................................................................. 14.3%
Pharmaceuticals...........................................................  9.7%
Beverages, Food & Tobacco.................................................  7.9%
Banks.....................................................................  7.4%
Telecommunications........................................................  6.7%
Financial Services........................................................  5.6%
Retail....................................................................  4.7%
Technology................................................................  4.6%
Automotive................................................................  4.6%
Insurance.................................................................  4.6%

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


At April 30, 1999 the Portfolio held 52 stocks. The ten largest company hold-ings are shown below.

                          Largest Holdings By Company
                    Percent of net assets at April 30, 1999

GAP, Inc. ................................................................. 3.8%
General Electric........................................................... 3.2%
International Business Machines............................................ 3.1%
Alcoa...................................................................... 3.0%
Johnson & Johnson.......................................................... 2.9%
Bank One Corporation....................................................... 2.6%
Becton, Dickinson.......................................................... 2.6%
Oracle Corporation......................................................... 2.6%
Hewlett-Packard............................................................ 2.5%
Raytheon, Class A.......................................................... 2.5%

Outlook
The risk of a correction in the highly overvalued large cap growth segment of the market has increased significantly as a result of the nearly unrelenting investor concentration in these stocks. Despite this risk, however, we feel that the outlook for the overall market is positive, since the remainder of 1999 and 2000 should bring conditions favorable to a wide range of more rea-sonably valued equities. These conditions include solid economic growth, fur-ther expansion of corporate profits, moderate inflation, low interest rates and a stable Federal Reserve policy. The possibility of a swing bank to value stocks is also a positive sign for the cyclical and other undervalued stocks that are strongly represented in the Portfolio.

McKee International Equity Portfolio
The McKee International Equity Portfolio had strong performance for the peri-od, returning 18.66 percent for the six months ended April 30, 1999, well above the benchmark EAFE Index. The revival of prospects for global economic growth contributed to the results, with the Portfolio benefiting in particular from its participation in emerging markets.

Economic and Market Perspective
International markets were generally stable during the period. The exception was the short-lived disruption from the Brazilian currency devaluation. Emerg-ing markets performed well, in contrast to the turmoil resulting from the 1997 Asian currency crisis and the 1998 Russian debt crisis.

European performance was mixed, with Finland, Sweden and the United Kingdom yielding strong returns while Denmark and Germany underperformed. Asian mar-

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

kets continued to recover from their problems of the past two years, with Ja-pan, Hong Kong and Singapore performing particularly well.

Performance
Total return for the Portfolio was 3.39 percentage points above the EAFE In-dex, which returned 15.27 percent for the six months. The Portfolio's invest-ments in high quality companies in emerging markets, after affecting perfor-mance adversely in mid-1998, again showed their advantage. Indeed, Mexico, Ko-rea and Israel provided especially high returns to the Portfolio during the period. Our underweighting in Japan negatively influenced results.

Among individual stocks, the Portfolio benefited particularly from continued investments in Nokia, Philips Electronics, Pohang Iron & Steel, Grupo Durango, Seagram Ltd. and Cathay Pacific. Elan, Nestle, British American Tabacco and Guangshen Railway detracted from performance.

Portfolio Structure
The Portfolio is structured to benefit from continued global economic growth. At April 30, 1999, it was invested in 23 world markets. Compared to the bench-mark index, the Portfolio is overweighted in Canada, Finland, Hong Kong and Singapore. It also has positions in several emerging markets including Mexico, Korea, Israel, Argentina and the Philippines. Japan, the United Kingdom, Swit-zerland, Germany and France are underrepresented. The ten largest country weightings are shown below.

                          Largest Holdings By Country
                    Percent of net assets at April 30, 1999

Japan..................................................................... 14.6%
United Kingdom............................................................ 11.7%
Netherlands...............................................................  7.1%
Germany...................................................................  6.5%
Hong Kong.................................................................  6.0%
France....................................................................  5.8%
Canada....................................................................  5.4%
Korea.....................................................................  5.4%
Finland...................................................................  4.6%
Mexico....................................................................  4.4%

Holdings are also widely diversified by company, economic sector and industry.

As of April 30, 1999, the Portfolio held stocks of 56 companies and was in-vested in all global economic sectors and most major world industries. Com-pared to the benchmark, the Portfolio is overweighted in the metals, paper, chemicals, electrical

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

equipment and electronics industries. It is under-weighted in the healthcare, telecommunications, insurance and business services industries. The ten larg-est company holdings are shown below.

                          Largest Holdings By Company
                    Percent of net assets at April 30, 1999

Nokia, K Shares............................................................ 4.6%
Nestle..................................................................... 3.2%
Akzo Noble................................................................. 2.8%
Teva Pharmaceutical........................................................ 2.7%
YPF........................................................................ 2.6%
LG Electronics............................................................. 2.6%
Philippine Long Distance................................................... 2.5%
Asia Pulp & Paper.......................................................... 2.5%
Hitachi, Ltd. ............................................................. 2.5%
Philips Electronics N.V.................................................... 2.5%

Outlook
We believe the emphasis on corporate restructuring and creation of shareholder value in Europe will continue over the next several years. Recent merger and acquisition activity in the banking and telecommunications industries provide prominent examples of this trend. Our outlook for Japan is less favorable, since that market still appears overvalued and the economy remains sluggish. Among emerging markets, non-Japanese Asia and Latin America offer exciting po-tential as volatility declines and investors return to markets in these re-gions. In fact, we believe emerging markets will generate healthy returns on both an absolute and relative basis in 1999 and 2000. Overall, we expect an improving environment for global equities over the next two to three years.

McKee Small Cap Equity Portfolio
The McKee Small Cap Equity Portfolio had disappointing results for the period as investors continued to focus on growth stocks in the large capitalization segment of the market. The value-oriented Portfolio's return was a negative
1.34 percent for the six months ended April 30, 1999. There were signs that shift in the market may be at hand, however.

Economic and Market Perspective
For most of the period, investors remained wary about the prospects for con-tinued economic growth given widespread predictions of slower expansion at home and the memory of recent turmoil abroad. Anemic demand for exports, fal-tering manufacturing and the possibility of higher interest rates all dampened investor enthusiasm.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


Recent months, however, have provided signs that U.S. economic growth would continue, with low inflation. Consumer spending, housing, even manufacturing signaled further growth. There have also been signs of economic recovery in Asia and elsewhere.

Performance
Until April, small capitalization stocks generally performed poorly as invest-ors increasingly focused on the largest companies in the U.S. equity market. Within the small cap sector, stocks perceived to have high growth rates posted significantly better results than their value-oriented counterparts. The benchmark Russell 2000 Index had a return of 15.16 percent for the six months ended April 30, 1999.

The Portfolio was penalized by two principal factors, the most important of which was its commitment to value in a market infatuated with growth. In addi-tion, the Portfolio suffered from the weak performance of certain holdings in the technology and financial sectors.

Portfolio Structure
The Portfolio is broadly diversified, with positions in all economic sectors. It is strategically weighted, however, by both sector and industry. Compared to the benchmark index, the Portfolio is overweighted in the consumer staples, financial services and energy sectors. It is slightly underweighted in basic materials, utilities and health care.

Among industries, the Portfolio has an emphasis on computer software, air transportation, insurance and metals compared to the benchmark. It is underweighted in REITs, telecommunications, gas utilities and consumer elec-tronics. The ten largest industry holdings are shown below.

                         Largest Holdings by Industry
                    Percent of net assets at April 30, 1999

Services.................................................................. 15.1%
Retail.................................................................... 12.0%
Banks..................................................................... 10.5%
Insurance.................................................................  8.9%
Technology................................................................  7.9%
Computers.................................................................  5.4%
Pharmaceuticals...........................................................  4.4%
Manufacturing.............................................................  4.1%
Financial Services........................................................  3.9%
Energy....................................................................  3.3%

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


As of April 30, 1999, there were 56 stocks in the Portfolio. The ten largest holdings are shown below.

                          Largest Holdings by Company
                    Percent of net assets at April 30, 1999

Claire's Stores............................................................ 3.8%
Dollar Thrifty............................................................. 3.5%
Lands' End................................................................. 3.0%
Ruddick.................................................................... 2.8%
Availl..................................................................... 2.7%
Milacron................................................................... 2.6%
Symantec Corporation....................................................... 2.5%
Sequent Computer........................................................... 2.5%
Bowne & Company............................................................ 2.5%
Alpharma................................................................... 2.4%

Outlook
Generally spurned by investors in recent years, small cap stocks have excel-lent risk/reward attributes for the rest of 1999 and into 2000, in our view. Compared to the large cap segment of the market, small cap stocks have supe-rior valuations based on their earnings, cash flows and net assets. As a re-sult, they should benefit mare than large caps from continued solid growth in the U.S. economy. That growth is likely to produce better than expected corpo-rate profits and rising investor confidence, encouraging investors to seek more value and invest more heavily in smaller cap stocks.

Yours truly,

/s/ James H. Hanes

James H. Hanes
President and Chief Executive Officer
C.S. McKee & Co., Inc.

 The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. A Port-
  folio's performance assumes the reinvestment of all dividends and distribu-
                                    tions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

                     Definition of the Comparative Indices
                     -------------------------------------

Lehman Government Bond Index is an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaran-teed by the U.S. government).

Morgan Stanley Capital International EAFE Index is an arithmetic, market val-ue-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 fi-nancial stocks, 40 utilities stocks and 20 transportation stocks.

The comparative indices assume reinvestment of dividends and, unlike a Portfo-
   lio's returns, do not reflect any fees or expenses. If such fees were re-flected in the comparative indices' returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 U.S. GOVERNMENT & AGENCY SECURITIES - 81.2%
                                                             Face
                                                            Amount     Value+
                                                          ---------- -----------

 Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01............................... $    6,595 $     6,598
                                                                     -----------

 Federal Home Loan Mortgage Corp.
  7.65%, 5/10/05.........................................      5,000       5,067
                                                                     -----------

 Federal National Mortgage Association
  5.625%, 3/15/01........................................  2,665,000   2,681,422
  5.75%, 4/15/03.........................................  2,280,000   2,291,573
  5.75%, 2/15/08.........................................  3,270,000   3,247,455
  6.50%, 4/01/29.........................................    274,357     272,555
  7.50%, 12/01/23........................................  1,288,907   1,325,157
                                                                     -----------
                                                                       9,818,162
                                                                     -----------

 Government National Mortgage Association
  7.00%, 9/15/24.........................................    244,708     248,608
                                                                     -----------

 U.S. Treasury Bonds
  8.50%, 2/15/20.........................................  1,818,000   2,370,648
                                                                     -----------

 U.S. Treasury Notes
  4.75%, 2/15/04.........................................    255,000     249,900
  5.875%, 11/30/01.......................................  1,023,000   1,040,636
  9.375%, 2/15/06........................................  2,712,000   3,313,990
                                                                     -----------
                                                                       4,604,526
                                                                     -----------

 U.S. Treasury Principal Strips
  #2.025%, 5/15/17.......................................  2,428,000     817,289
                                                                     -----------
  TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (Cost $18,327,710)......  17,870,898
                                                                     -----------


 MORTGAGE OBLIGATIONS - 2.0%
 Contimortgage Home Equity Loan Trust, Series:
  97-1 A4
  6.68%, 1/15/12.........................................      1,423       1,420
  98-1 A5
  6.43%, 4/15/16.........................................      9,000       9,112
                                                                     -----------
                                                                          10,532
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 MORTGAGE OBLIGATIONS -- continued
                                                             Face
                                                            Amount     Value+
                                                          ---------- -----------

 Federal Home Loan Mortgage Corp., Series:
  1995 PB, CMO, PAC 1, REMIC, 6.50%, 9/20/25............  $  393,000 $   389,658
  2034 PN, CMO, PAC (11), REMIC, 6.00%, 11/18/17........      37,000      36,829
                                                                     -----------
                                                                         426,487
                                                                     -----------
  TOTAL MORTGAGE OBLIGATIONS (Cost $443,311)........................     437,019
                                                                     -----------


 ASSET-BACKED SECURITIES - 2.7%
 FINANCIAL SERVICES - 2.7%
  Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25..............................................      65,932      65,684
  Green Tree Financial Corp., Series:
  95-7 A4 6.70%, 10/15/26...............................       5,000       5,046
  94-7 A4 8.35%, 3/15/20................................     133,747     138,560
  Indymac Manufactured Housing Contract, Series 98-1
   6.39%, 9/27/28.......................................       5,887       5,938
  Standard Credit Card Master Trust, Series 94-2 A
   7.25%, 4/07/08.......................................       8,000       8,545
  The Money Store Home Equity Trust, Series 96-C A3
   7.07%, 12/15/16......................................     145,357     146,343
  World Financial Network Credit Card, Series 96-B A
   6.95%, 4/15/06.......................................     225,000     233,517
                                                                     -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $594,948).....................     603,633
                                                                     -----------


 CORPORATE BONDS - 16.9%
 BANKS - 0.0%
  First Union Institutional Capital 8.04%, 12/01/26.....      10,000      10,213
                                                                     -----------

 FINANCIAL SERVICES - 4.2%
  American Express Master Trust, Series 98-1 A 5.90%,
   4/15/04..............................................       8,000       8,106
  Associates Corporation of North America 6.25%,
   11/01/08.............................................     286,000     283,277
  BankBoston Capital Trust, Series B 8.25%, 12/15/26....      10,000      10,450
  BT Preferred Capital Trust II 7.875%, 2/25/27.........       5,000       5,013
  Countrywide Capital I 8.00%, 12/15/26.................     445,000     448,337
  Discover Card Master Trust 6.05%, 8/18/08.............       8,000       8,008
  EOP Operating LP 6.763%, 6/15/07......................     130,000     128,212
  Lehman Brothers Holdings, Inc. 7.375%, 5/15/04........      16,000      16,460
  NB Capital Trust IV 8.25%, 4/15/27....................      10,000      10,625
                                                                     -----------
                                                                         918,488
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


 CORPORATE BONDS - continued
                                                             Face
                                                            Amount     Value+
                                                          ---------- -----------
 INDUSTRIAL - 7.6%
  News America Holdings, Inc. 7.60%, 10/11/15...........  $  341,000 $   352,935
  Oakwood Mortgage Investors, Inc. Series 95-A A2 6.50%,
   9/15/20..............................................       4,314       4,345
  Phillip Morris Cos., Inc.
  7.00%, 7/15/05........................................       7,000       7,157
  7.25%, 9/15/01........................................     225,000     230,625
  7.625%, 5/15/02.......................................       6,000       6,233
  Phillips Petroleum Co. 7.125%, 3/15/28................     251,000     240,019
  Seagate Technology, Inc. Senior Notes 7.125%,
   3/01/04..............................................      10,000      10,012
  Time Warner Entertainment Co. 8.375%, 3/15/23.........     330,000     381,562
  Xerox Capital Trust I 8.00%, 2/01/27..................     418,000     429,495
                                                                     -----------
                                                                       1,662,383
                                                                     -----------

 NATURAL RESOURCES - 0.0%
  USX Corp. 8.50%, 3/01/23..............................       5,000       5,156
                                                                     -----------

 RETAIL - 0.1%
  Anheuser-Bush Cos., Inc. 7.00%, 12/01/25..............       9,000       8,865
  Carnival Corp. 6.15%, 4/15/08.........................       6,000       5,827
  Raytheon Co. 6.75%, 3/15/18...........................       5,000       4,937
  Staples, Inc. 7.125%, 8/15/07.........................       5,000       5,044
  Tommy Hilfiger USA 6.50%, 6/01/03.....................       5,000       4,863
                                                                     -----------
                                                                          29,536
                                                                     -----------

 TELECOMMUNICATIONS - 1.6%
  Frontier Corp. 7.25%, 5/15/04.........................     215,000     219,838
  Sprint Capital Corp. 6.125%, 11/15/08.................     135,000     130,106
                                                                     -----------
                                                                         349,944
                                                                     -----------

 UTILITIES - 1.7%
  Consolidated Edison, Series 97-B 6.45%, 12/01/07......     331,000     336,792
  Pacific Bell Telephone 6.25%, 3/01/05.................      10,000      10,075
  Pacific Gas & Electric 5.875%, 10/01/05...............      10,000       9,863
  Texas Utilities Electric Co. 7.17%, 8/01/07...........      10,000      10,563
                                                                     -----------
                                                                         367,293
                                                                     -----------

 YANKEE BONDS - 1.7%
  Barrick Gold Corp. 7.50%, 5/01/07.....................     340,000     357,425
  Province of Ontario 7.00%, 8/04/05....................      10,000      10,638
                                                                     -----------
                                                                     $   368,063
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


 CORPORATE
   BONDS -
    continued
                           Value+
                         -----------

  TOTAL CORPORATE
   BONDS (Cost
   $3,716,897)......     $ 3,711,076
                         -----------
  TOTAL
   INVESTMENTS -
    102.8% (Cost
   $23,082,866)(a)..      22,622,626
                         -----------
  OTHER ASSETS AND
   LIABILITIES
   (NET) - (2.8%)...        (626,400)
                         -----------
  NET ASSETS -
    100%............     $21,996,226
                         ===========

     + See Note A to Financial Statements.
     # Effective yield as of April 30, 1999
  CMO Collateralized Mortgage Obligation
  PAC Planned Amortization Class
REMIC Real Estate Mortgage Investment Conduit
    (a) The cost for federal income tax purposes was $23,082,866. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $460,240. This consisted of aggregate gross unrealized appreciation for all securities of $60,196 and aggregate gross unrealized depreciation for all securities of $520,436.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 99.0%
                                                           Shares     Value+
                                                          --------- -----------

 AUTOMOTIVE - 4.6%
  Ford Motor Co. ........................................    15,800 $ 1,010,213
  General Motors Corp....................................    13,150   1,169,528
                                                                    -----------
                                                                      2,179,741
                                                                    -----------

 BANKS - 7.4%
  Bank One Corp..........................................    21,150   1,247,850
  BankAmerica Corp.......................................    11,100     799,200
  First Union Corp.......................................    16,050     888,769
  Golden West Financial Corp.............................     5,500     550,687
                                                                    -----------
                                                                      3,486,506
                                                                    -----------

 BEVERAGES, FOOD & TOBACCO - 7.9%
  General Mills, Inc.....................................    15,300   1,118,812
  Heinz (H.J.) Co........................................    21,850   1,020,122
  Philip Morris Cos., Inc................................    30,750   1,078,172
  Pioneer Hi-Bred International, Inc.....................    14,750     551,281
                                                                    -----------
                                                                      3,768,387
                                                                    -----------

 CAPITAL EQUIPMENT - 2.0%
  ITT Industries, Inc....................................    26,800     964,800
                                                                    -----------

 COMMUNICATIONS - 2.2%
  Automatic Data Processing, Inc.........................    23,000   1,023,500
                                                                    -----------

 COMPUTERS - 14.3%
  Computer Associates International, Inc.................    27,100   1,156,831
  Hewlett-Packard Co.....................................    15,050   1,187,069
  Intel Corp. ...........................................    13,700     837,413
  International Business Machines Corp...................     7,100   1,485,231
  *Oracle Corp...........................................    44,800   1,212,400
  *Sun Microsystems, Inc.................................    14,700     879,244
                                                                    -----------
                                                                      6,758,188
                                                                    -----------

 CONSUMER DURABLES - 3.2%
  General Electric Co. ..................................    14,300   1,508,650
                                                                    -----------

 CONSUMER NON-DURABLES - 1.7%
  Fort James Corp........................................    21,500     817,000
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                           Shares     Value+
                                                          --------- -----------

 ENERGY - 3.1%
  FPL Group, Inc.........................................     7,500 $   422,813
  Halliburton Co. .......................................    24,650   1,050,706
                                                                    -----------
                                                                      1,473,519
                                                                    -----------

 FINANCIAL SERVICES - 5.6%
  Household International, Inc...........................    11,100     558,469
  Lehman Brothers Holdings, Inc. ........................     8,450     469,503
  PNC Bank Corp..........................................    15,950     923,106
  The CIT Group, Inc., Class A...........................    21,500     698,750
                                                                    -----------
                                                                      2,649,828
                                                                    -----------
 HEALTH CARE - 2.9%
  Johnson & Johnson......................................    13,900   1,355,250
                                                                    -----------
 INSURANCE - 4.6%
  CIGNA Corp.............................................     5,450     475,172
  Travelers Property Casualty Corp., Class A.............    28,600     986,700
  Washington Mutual, Inc. ...............................    17,100     703,237
                                                                    -----------
                                                                      2,165,109
                                                                    -----------
 METALS - 3.0%
  Alcoa, Inc. ...........................................    22,500   1,400,625
                                                                    -----------
 MULTI-INDUSTRY - 1.1%
  Loews Corp.............................................     7,300     534,269
                                                                    -----------
 OFFICE EQUIPMENT - 2.1%
  Xerox Corp.............................................    16,900     992,875
                                                                    -----------
 OIL & GAS - 4.3%
  Chevron Corp...........................................     5,750     573,563
  Exxon Corp.............................................     9,100     755,869
  USX-Marathon Group.....................................    22,850     714,062
                                                                    -----------
                                                                      2,043,494
                                                                    -----------
 PAPER & PACKAGING - 1.2%
  Willamette Industries..................................    12,500     584,375
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                           Shares     Value+
                                                          --------- -----------

 PHARMACEUTICALS - 9.7%
  American Home Products Corp............................    18,700 $ 1,140,700
  Becton, Dickinson & Co.................................    32,760   1,218,262
  *Biogen, Inc. .........................................     8,200     779,513
  Bristol-Myers Squibb Co................................    11,300     718,256
  Mylan Laboratories, Inc................................    33,050     749,822
                                                                    -----------
                                                                      4,606,553
                                                                    -----------
 RETAIL - 4.7%
  American Stores Co.....................................    13,450     424,516
  Gap, Inc...............................................    27,350   1,820,484
                                                                    -----------
                                                                      2,245,000
                                                                    -----------
 TECHNOLOGY - 4.6%
  Raytheon Co., Class A..................................    17,100   1,183,106
  *Seagate Technology, Inc...............................    35,800     997,925
                                                                    -----------
                                                                      2,181,031
                                                                    -----------
 TELECOMMUNICATIONS - 6.7%
  AT&T Corp..............................................     8,625     435,562
  Bell Atlantic Corp.....................................    20,286   1,168,981
  SBC Communications, Inc................................    19,581   1,096,536
  Sprint Corp............................................     4,850     497,428
                                                                    -----------
                                                                      3,198,507
                                                                    -----------
 TEXTILES & APPAREL - 1.3%
  *Tommy Hilfiger Corp...................................     8,600     600,925
                                                                    -----------
 UTILITIES - 0.8%
  GPU, Inc...............................................    10,500     400,313
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $39,625,787)...........................  46,938,445
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE DOMESTIC EQUITY PORTFOLIO
                                                APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 0.9%
                                                             Face
                                                            Amount     Value+
                                                           --------- -----------

 REPURCHASE AGREEMENT - 0.9%
  Chase Securities, Inc. 4.87%, dated 4/30/99, due
   5/03/99, to be repurchased at $399,162, collateralized
   by $368,992 of various U.S. Treasury Notes, 5.50%-
   7.00%, due 5/15/06-5/15/08, valued at $399,210 (Cost
   $399,000).............................................  $ 399,000 $   399,000
                                                                     -----------
  TOTAL INVESTMENTS - 99.9% (Cost $40,024,787)(a)..................   47,337,445
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.1%........................       60,837
                                                                     -----------
  NET ASSETS - 100%................................................  $47,398,282
                                                                     ===========

   + See Note A to Financial Statements.
   * Non-Income Producing Security
  (a) The cost for federal income tax purposes was $40,024,787. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $7,312,658. This consisted of aggregate gross unrealized appreciation for all securities of $8,115,746 and aggregate gross unrealized depreciation for all securities of $803,088.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 99.9%
                                                         Shares       Value+
                                                       ----------- ------------

 ARGENTINA - 2.6%
  YPF S.A. ADR........................................      94,100 $  3,952,200
                                                                   ------------

 AUSTRALIA - 2.1%
  Westpac Banking Corp. ..............................     412,675    3,150,579
                                                                   ------------

 CANADA - 5.4%
  Alcan Aluminium Ltd.................................      93,486    2,950,501
  Canadian Imperial Bank of Commerce..................      92,259    2,373,731
  Seagram Co., Ltd....................................      39,830    2,268,192
  West Coast Energy, Inc..............................      25,491      493,205
  West Coast Energy, Inc. ADR.........................       6,100      117,044
                                                                   ------------
                                                                      8,202,673
                                                                   ------------

 CHINA - 1.4%
  *Huaneng Power International, Inc. ADR..............     157,500    2,116,406
                                                                   ------------

 DENMARK - 1.6%
  Unidanmark A/S, Class A (Registered)................      34,650    2,380,342
                                                                   ------------

 FINLAND - 4.6%
  Nokia Oyj...........................................      90,000    6,933,166
                                                                   ------------

 FRANCE - 5.8%
  Alcatel Alsthom.....................................      24,215    2,971,354
  Coflexip............................................      25,510    2,289,777
  Total S.A., Class B.................................      26,280    3,596,616
                                                                   ------------
                                                                      8,857,747
                                                                   ------------

 GERMANY - 6.5%
  Bayer AG............................................      85,650    3,635,944
  Bayer AG ADR........................................       8,000      340,238
  Commerzbank AG......................................     101,281    3,272,753
  Commerzbank AG ADR..................................       6,900      223,376
  DaimlerChrysler AG..................................      24,500    2,394,453
                                                                   ------------
                                                                      9,866,764
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 HONG KONG - 6.0%
  Cathay Pacific Airways Ltd..........................   1,886,100 $  3,029,733
  Guangshen Railway Co., Ltd. ADR.....................     249,800    1,670,537
  Hong Kong Electric Holdings.........................     240,000      764,854
  Hong Kong Electric Holdings ADR.....................     183,800      585,771
  HSBC Holdings plc...................................      80,200    2,980,143
                                                                   ------------
                                                                      9,031,038
                                                                   ------------

 IRELAND - 1.6%
  *Elan Corp. plc ADR.................................      48,300    2,487,450
                                                                   ------------

 ISRAEL - 2.7%
  Teva Pharmaceutical Industries Ltd. ADR.............      89,300    4,085,475
                                                                   ------------

 ITALY - 1.9%
  Montedison S.p.A....................................   2,945,654    2,824,434
                                                                   ------------

 JAPAN - 14.6%
  Amada Co., Ltd. ....................................     225,000    1,414,620
  Credit Saison Co....................................      88,600    1,812,256
  Hitachi Ltd. .......................................     520,000    3,801,157
  INES Corp...........................................     149,000    1,973,510
  Ito-Yokado Co., Ltd.................................      38,000    2,334,982
  Kao Corp............................................      79,000    2,006,622
  Mitsui & Co., Ltd...................................      59,000      432,769
  Mitsui & Co., Ltd. ADR..............................       3,900      569,400
  Mitsui Marine & Fire Insurance......................     380,000    2,108,810
  Mitsui Marine & Fire Insurance ADR..................       6,330      351,073
  Nintendo Corp., Ltd. ...............................      19,900    1,856,711
  Sanwa Bank Ltd......................................     154,000    1,729,902
  Toyota Motor Corp. .................................      63,000    1,790,343
                                                                   ------------
                                                                     22,182,155
                                                                   ------------

 KOREA - 5.4%
  LG Electronics......................................     233,556    3,872,941
  Pohang Iron & Steel Co., Ltd........................      13,700    1,197,020
  Pohang Iron & Steel Co., Ltd. ADR...................     120,200    3,095,150
                                                                   ------------
                                                                      8,165,111
                                                                   ------------

 MEXICO - 4.4%
  *Grupo Industrial Durango ADR.......................     355,900    3,559,000
  Telefonos de Mexico S.A. ADR, Class L...............      42,300    3,204,225
                                                                   ------------
                                                                      6,763,225
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 NETHERLANDS - 7.1%
  Akzo Nobel N.V. ....................................      95,150 $  4,295,450
  KLM Royal Dutch Air Lines N.V.......................      89,739    2,719,737
  Philips Electronics N.V.............................      43,480    3,742,062
                                                                   ------------
                                                                     10,757,249
                                                                   ------------

 NORWAY - 1.6%
  Den Norske Bank ASA.................................     679,610    2,454,848
                                                                   ------------

 PHILIPPINES - 3.2%
  *Ionics Circuit, Inc................................   2,949,700      972,856
  Philippine Long Distance Telephone Co...............     118,500    3,845,779
                                                                   ------------
                                                                      4,818,635
                                                                   ------------

 SINGAPORE - 2.5%
  *Asia Pulp & Paper Co., Ltd. ADR....................     364,200    3,824,100
                                                                   ------------

 SPAIN - 2.7%
  Repsol S.A..........................................     167,415    2,722,569
  Telefonica de Espana S.A............................      30,600    1,433,107
                                                                   ------------
                                                                      4,155,676
                                                                   ------------

 SWEDEN - 1.3%
  Svenska Handelsbanken, Class A......................      54,200    2,031,696
                                                                   ------------

 SWITZERLAND - 3.2%
  Nestle S.A. (Registered)............................       2,600    4,812,984
                                                                   ------------

 UNITED KINGDOM - 11.7%
  *Allied Zurich AG...................................     201,000    2,745,407
  British American Tobacco plc........................     389,000    3,263,675
  British Steel plc...................................     656,700    1,560,980
  Carlton Communications plc..........................     302,887    2,945,642
  Diageo plc..........................................     263,517    3,041,820
  *Professional Staff plc ADR.........................     238,100    1,488,125
  Rio Tinto plc ADR...................................       9,100      619,937
  RTZ Corp. plc (Registered)..........................     118,280    2,065,590
                                                                   ------------
                                                                     17,731,176
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $120,619,153).........................  151,585,129
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  McKEE INTERNATIONAL EQUITY PORTFOLIO
                                           APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

 COMMON STOCKS - continued
                                                         Shares       Value+
                                                       ----------- ------------

 RIGHTS - 0.0%
  *Telefonica S.A., expiring 5/20/99 (Cost $0)........      30,600 $     28,436
                                                                   ------------
  TOTAL INVESTMENTS - 99.9% (Cost $120,619,153)(a)................  151,613,565
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) - 0.1%.......................      140,381
                                                                   ------------
  NET ASSETS - 100%............................................... $151,753,946
                                                                   ============

   + See Note A to Financial Statements.
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $120,619,153. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $30,994,412. This consisted of aggregate gross unrealized appreciation for all securities of $37,122,101 and aggregate gross unrealized depreciation for all securities of $6,127,689.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Sector Diversification
  At April 30, 1999 sector diversification of the Portfolio was as follows:

                                                            % of
                                                            Net
   Industry                                                Assets     Value
   --------                                                ------  ------------
   Aerospace & Defense....................................   1.8%  $  2,719,737
   Automotive.............................................   1.6      2,394,453
   Banks..................................................   5.8      8,813,554
   Beverage, Food & Tobacco...............................   6.0      9,050,902
   Capital Equipment......................................   6.2      9,413,361
   Chemicals..............................................   7.3     11,096,066
   Computers..............................................   1.3      1,973,510
   Communications.........................................   1.0      1,461,544
   Consumer Durables......................................  12.2     18,493,143
   Electronics............................................   6.7     10,204,496
   Energy.................................................   9.0     13,645,850
   Financial Services.....................................   9.0     13,596,073
   Health Care............................................   4.3      6,572,925
   Insurance..............................................   1.4      2,108,810
   Metals.................................................   2.2      3,383,270
   Natural Resources......................................   7.9     12,097,678
   Paper & Packaging......................................   2.5      3,824,100
   Services...............................................   2.9      4,392,507
   Technology.............................................   0.6        972,856
   Telecommunications.....................................   4.1      6,149,867
   Transportation.........................................   3.1      4,700,270
   Utilities..............................................   3.0      4,548,593
                                                           -----   ------------
    Total Investments.....................................  99.9%  $151,613,565
   Other Assets and Liabilities (Net).....................   0.1        140,381
                                                           -----   ------------
    Net Assets............................................ 100.0%  $151,753,946
                                                           =====   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 97.3%
                                                           Shares     Value+
                                                          --------- -----------

 BANKS - 10.5%
  Cullen/Frost Bankers, Inc. ............................    25,100 $ 1,353,831
  First American Corp. (Tennessee).......................    29,300   1,137,206
  MAF Bancorp, Inc.......................................    55,950   1,251,881
  *Ocwen Financial Corp..................................   134,800   1,137,375
  Peoples Heritage Financial Group, Inc..................    76,200   1,476,375
  S&T Bancorp, Inc.......................................    29,800     759,900
  Wilmington Trust Corp..................................    20,900   1,284,044
                                                                    -----------
                                                                      8,400,612
                                                                    -----------

 BEVERAGES, FOOD & TOBACCO - 1.6%
  Tasty Baking Co........................................   111,600   1,311,300
                                                                    -----------

 CAPITAL GOODS - 2.8%
  Ruddick Corp. .........................................   128,600   2,274,613
                                                                    -----------

 CHEMICALS - 2.7%
  Ferro Corp.............................................    38,400   1,063,200
  Solutia, Inc. .........................................    44,000   1,072,500
                                                                    -----------
                                                                      2,135,700
                                                                    -----------

 COMPUTERS - 5.4%
  *Compuware Corp........................................    56,300   1,368,794
  *Sequent Computer Systems, Inc.........................   180,000   1,968,750
  *Sterling Software, Inc................................    45,600     943,350
                                                                    -----------
                                                                      4,280,894
                                                                    -----------

 CONSTRUCTION - 1.8%
  *Toll Brothers, Inc....................................    67,800   1,449,225
                                                                    -----------

 ENERGY - 3.3%
  New Jersey Resources Corp. ............................    21,400     789,125
  *Stone Energy Corp.....................................    53,500   1,815,656
                                                                    -----------
                                                                      2,604,781
                                                                    -----------

 FINANCIAL SERVICES - 3.9%
  Legg Mason, Inc........................................    28,850   1,006,144
  *Friedman, Billings, Ramsey Group, Inc., Class A.......    39,000     580,125
  The PMI Group, Inc.....................................    27,700   1,546,007
                                                                    -----------
                                                                      3,132,276
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------



 COMMON STOCKS - continued
                                                           Shares     Value+
                                                          --------- -----------

 HEALTH CARE - 1.1%
  *Sierra Health Services, Inc...........................    72,900 $   911,250
                                                                    -----------

 HOME FURNISHINGS & APPLIANCES - 2.4%
  La-Z-Boy, Inc..........................................    96,300   1,895,906
                                                                    -----------

 INDUSTRIAL - 3.0%
  *Brown & Sharpe Manufacturing Co., Class A.............   263,600   1,433,325
  Southdown, Inc.........................................    15,300     980,156
                                                                    -----------
                                                                      2,413,481
                                                                    -----------
 INSURANCE - 8.9%
  Arthur J. Gallagher & Co. .............................    32,100   1,524,750
  CMAC Investment Corp. .................................    36,600   1,679,025
  *Delphi Financial Group, Inc., Class A.................    38,218   1,189,535
  First American Financial Corp., (The)..................    54,350     971,506
  Horace Mann Educators Corp.............................    51,100   1,162,525
  LandAmerica Financial Group, Inc. .....................    21,500     602,000
                                                                    -----------
                                                                      7,129,341
                                                                    -----------

 MANUFACTURING - 4.1%
  Milacron, Inc..........................................    90,000   2,070,000
  *Mueller Industries, Inc...............................    30,000     945,000
  *Simpson Manufacturing Co., Inc. ......................     4,900     226,625
                                                                    -----------
                                                                      3,241,625
                                                                    -----------

 METALS - 1.1%
  *RTI International Metals..............................    64,500     858,656
                                                                    -----------

 MULTI-INDUSTRY - 1.1%
  *First Consulting Group, Inc...........................    79,037     908,926
                                                                    -----------

 NETWORKING - 0.5%
  *Networks Associates, Inc..............................    32,700     431,231
                                                                    -----------

 OIL & GAS - 1.3%
  Diamond Offshore Drilling, Inc. .......................    32,000   1,058,000
                                                                    -----------

 PHARMACEUTICALS - 4.4%
  Alpharma, Inc., Class A................................    64,400   1,899,800
  Owens & Minor, Inc., Holding Company...................   165,300   1,632,338
                                                                    -----------
                                                                      3,532,138
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------



 COMMON STOCKS - continued
                                                           Shares     Value+
                                                          --------- -----------

 RETAIL - 12.0%
  *BJ'S Wholesale Club, Inc..............................    58,400 $ 1,551,250
  Claire's Stores, Inc...................................    91,400   3,027,625
  *Gymboree Corp.........................................    75,900     773,231
  *Lands' End, Inc.......................................    62,500   2,390,625
  *Mortons Restaurant Group, Inc.........................   107,900   1,834,300
                                                                    -----------
                                                                      9,577,031
                                                                    -----------

 SERVICES - 15.1%
  Airborne Freight Corp..................................    24,000     768,000
  *Aviall, Inc...........................................   136,300   2,172,281
  Bowne & Co., Inc.......................................   104,600   1,961,250
  *Dollar Thrifty Automotive Group, Inc..................   151,200   2,816,100
  *Modis Professional Services, Inc. ....................   140,000   1,618,750
  *Personnel Group of America, Inc.......................   140,900   1,285,712
  Reynolds & Reynolds Co. ...............................    61,900   1,412,094
                                                                    -----------
                                                                     12,034,187
                                                                    -----------

 TECHNOLOGY - 7.9%
  Fair, Isaac and Co.....................................    33,100   1,125,400
  *Project Software & Development, Inc...................    61,000   1,342,000
  *Storage Technology Corp. .............................    40,600     784,088
  *Structural Dynamics Research Corp.....................    57,600   1,119,600
  *Symantec Corp.........................................    99,500   1,977,562
                                                                    -----------
                                                                      6,348,650
                                                                    -----------

 UTILITIES - 2.4%
  CILCORP, Inc...........................................    31,300   1,893,650
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $81,155,174)...........................  77,823,473
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------



 SHORT-TERM INVESTMENT - 2.8%

                                                          Face
                                                         Amount     Value+
                                                       ---------- -----------
 REPURCHASE AGREEMENT - 2.8%
  Chase Securities, Inc. 4.87%, dated 4/30/99, due
   5/03/99, to be repurchased at $2,209,896,
   collateralized by $2,042,867 of various U.S.
   Treasury Notes, 5.50%-7.00%, due 5/15/06-5/15/08,
   valued at $2,210,164 (Cost $2,209,000)............. $2,209,000 $ 2,209,000
                                                                  -----------
  Total Investments - 100.1% (Cost $83,364,174)..................  80,032,473
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (0.1%)....................     (69,217)
                                                                  -----------
  NET ASSETS - 100%.............................................. $79,963,256
                                                                  ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $83,364,174. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $3,331,701. This consisted of aggregate gross unrealized appreciation for all securities of $8,829,106 and aggregate gross unrealized depreciation for all securities of $12,160,807.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             McKEE PORTFOLIOS
                                                      APRIL 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
                               McKee        McKee         McKee        McKee
                               U.S.       Domestic    International  Small Cap
                            Government     Equity        Equity       Equity
                             Portfolio    Portfolio     Portfolio    Portfolio
                            -----------  -----------  ------------- -----------
Assets
Investments, at Cost......  $23,082,866  $40,024,787  $120,619,153  $83,364,174
                            ===========  ===========  ============  ===========
Investments, at Value -
  Note A..................  $22,622,626  $47,337,445  $151,613,565  $80,032,473
Cash......................          --           551           --           110
Dividends Receivable......          --        42,095       619,490       12,778
Receivable for Portfolio
 Shares Sold..............      771,311    1,384,473        24,800          --
Interest Receivable.......      272,795           54           --           299
Other Assets..............          231          302           882          550
                            -----------  -----------  ------------  -----------
 Total Assets.............   23,666,963   48,764,920   152,258,737   80,046,210
                            -----------  -----------  ------------  -----------
Liabilities
Payable for Investments
 Purchased................      771,311    1,308,049           --           --
Payable for Investment
 Advisory Fees - Note B...        8,055       24,513        82,317       62,472
Payable for Administrative
 Fees - Note C............        8,303        9,661        17,841        9,792
Payable for Custodian
 Fees - Note D............          --        13,002           --           --
Payable to Custodian
 Bank - Note D............      873,038          --        397,268          --
Payable for Account
 Service Fees - Note F....        1,220          498           196           58
Payable for Directors'
 Fees - Note G............        1,510        1,440         1,457        1,453
Other Liabilities.........        7,300        9,475         5,712        9,179
                            -----------  -----------  ------------  -----------
 Total Liabilities........    1,670,737    1,366,638       504,791       82,954
                            -----------  -----------  ------------  -----------
Net Assets................  $21,996,226  $47,398,282  $151,753,946  $79,963,256
                            ===========  ===========  ============  ===========
Net Assets Consist of:
Paid in Capital...........  $21,610,364  $40,720,909  $119,478,943  $94,792,495
Undistributed Net
 Investment Income
 (Loss)...................      117,684       43,613       438,440      (92,215)
Accumulated Net Realized
 Gain (Loss)..............      728,418     (678,898)      845,369  (11,405,323)
Unrealized Appreciation
 (Depreciation)...........     (460,240)   7,312,658    30,991,194   (3,331,701)
                            -----------  -----------  ------------  -----------
Net Assets................  $21,996,226  $47,398,282  $151,753,946  $79,963,256
                            ===========  ===========  ============  ===========
Institutional Class Shares
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)..............    2,140,172    4,095,375    11,827,050    9,657,405
Net Asset Value, Offering
 and Redemption Price Per
 Share....................  $     10.28  $     11.57  $      12.83  $      8.28
                            ===========  ===========  ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUND                                              McKEESPORTFOLIOS
                                                      FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                  McKee       McKee        McKee        McKee
                                   U.S.      Domestic  International  Small Cap
                                Government    Equity      Equity       Equity
                                Portfolio   Portfolio    Portfolio    Portfolio
                                ----------  ---------- ------------- -----------
Investment Income
Dividends.....................  $      --   $  346,251  $ 1,340,140  $   354,495
Interest......................     780,211      33,158       43,115       60,574
Less: Foreign Taxes Withheld..         --          --      (153,745)         --
                                ----------  ----------  -----------  -----------
 Total Income.................     780,211     379,409    1,229,510      415,069
                                ----------  ----------  -----------  -----------
Expenses
Investment Advisory Fees -
  Note B......................      60,401     154,695      482,255      404,220
Administrative Fees - Note C..      54,134      59,961      116,322       66,886
Custodian Fees - Note D.......       8,304      11,903       43,639        3,046
Account Services Fees - Note
 F............................       6,168       3,221          323           86
Directors' Fees - Note G......       2,192       2,359        3,152        2,580
Audit Fees....................       6,972       7,231        7,432        5,600
Legal Fees....................       1,616       2,084        4,768        3,204
Printing Fees.................       4,998       4,998        4,998        4,914
Registration and Filing Fees..       6,630       7,027        6,739       11,740
Shareholder Servicing Fees....         --          160        6,412           52
Other Expenses................       3,701       4,829        8,012        5,217
                                ----------  ----------  -----------  -----------
 Net Expenses Before Expense
  Offset......................     155,116     258,468      684,052      507,545
Expense Offset - Note A.......         --          --           --          (261)
                                ----------  ----------  -----------  -----------
 Net Expenses After Expense
  Offset......................     155,116     258,468      684,052      507,284
                                ----------  ----------  -----------  -----------
Net Investment Income (Loss)..     625,095     120,941      545,458      (92,215)
                                ----------  ----------  -----------  -----------
Net Realized Gain (Loss) on:
 Investments..................     733,981     175,321    3,195,147  (11,404,817)
 Foreign Exchange
  Transactions................         --          --       (95,698)         --
                                ----------  ----------  -----------  -----------
Total Net Realized Gain (Loss)
 on Investments and Foreign
 Exchange Transactions........     733,981     175,321    3,099,449  (11,404,817)
                                ----------  ----------  -----------  -----------
Net Change in Unrealized
 Appreciation/Depreciation on:
 Investments..................  (1,472,441)  5,545,448   21,381,876   10,303,486
 Foreign Exchange
  Translations................         --          --        15,917          --
                                ----------  ----------  -----------  -----------
Total Net Change in Unrealized
 Appreciation/Depreciation....  (1,472,441)  5,545,448   21,397,793   10,303,486
                                ----------  ----------  -----------  -----------
Net Gain (Loss) on Investments
 and Foreign Exchange
 Transactions.................    (738,460)  5,720,769   24,497,242   (1,101,331)
                                ----------  ----------  -----------  -----------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations...................  $ (113,365) $5,841,710  $25,042,700  $(1,193,546)
                                ==========  ==========  ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                       Six Months
                                                         Ended      Year Ended
                                                     April 30, 1999 October 31,
                                                      (Unaudited)      1998
                                                     -------------- -----------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Income............................   $   625,095   $ 2,312,673
  Net Realized Gain................................       733,981     1,375,376
  Net Change in Unrealized
   Appreciation/Depreciation.......................    (1,472,441)     (802,769)
                                                      -----------   -----------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations.................................      (113,365)    2,885,280
                                                      -----------   -----------
 Distributions:
  Net Investment Income............................      (715,426)   (2,446,189)
  Net Realized Gain................................    (1,198,753)     (328,407)
                                                      -----------   -----------
  Total Distributions..............................    (1,914,179)   (2,774,596)
                                                      -----------   -----------
 Capital Share Transactions:(1)
  Issued...........................................    34,170,347    10,245,494
  In Lieu of Cash Distributions....................     1,878,566     2,768,512
  Redeemed.........................................   (48,506,559)  (34,170,442)
                                                      -----------   -----------
  Net Decrease from Capital Share Transactions.....   (12,457,646)  (21,156,436)
                                                      -----------   -----------
  Total Decrease...................................   (14,485,190)  (21,045,752)
 Net Assets:
  Beginning of Period..............................    36,481,416    57,527,168
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income of $117,684 and $208,015,
   respectively)...................................   $21,996,226   $36,481,416
                                                      ===========   ===========
 (1) Shares Issued and Redeemed:
  Issued...........................................     3,258,456       940,224
  In Lieu of Cash Distributions....................       178,345       256,166
  Redeemed.........................................    (4,634,762)   (3,164,733)
                                                      -----------   -----------
                                                       (1,197,961)   (1,968,343)
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                       Six Months
                                                         Ended      Year Ended
                                                     April 30, 1999 October 31,
                                                      (Unaudited)      1998
                                                     -------------- -----------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Income............................   $   120,941   $   294,686
  Net Realized Gain................................       175,321    18,895,618
  Net Change in Unrealized
   Appreciation/Depreciation.......................     5,545,448   (15,488,247)
                                                      -----------   -----------
  Net Increase in Net Assets Resulting from
   Operations......................................     5,841,710     3,702,057
                                                      -----------   -----------
 Distributions:
  Net Investment Income............................       (98,909)     (338,603)
  Net Realized Gain................................   (19,716,343)   (7,577,519)
                                                      -----------   -----------
  Total Distributions..............................   (19,815,252)   (7,916,122)
                                                      -----------   -----------
 Capital Share Transactions: (1)
  Issued...........................................     7,657,853    13,074,449
  In Lieu of Cash Distributions....................    19,382,031     7,916,122
  Redeemed.........................................   (15,055,558)  (74,777,510)
                                                      -----------   -----------
  Net Increase (Decrease) from Capital Share
   Transactions....................................    11,984,326   (53,786,939)
                                                      -----------   -----------
  Total Decrease...................................    (1,989,216)  (58,001,004)
 Net Assets:
  Beginning of Period..............................    49,387,498   107,388,502
                                                      -----------   -----------
  End of Period (including undistributed net
   investment income of $43,613 and $21,581,
   respectively)...................................   $47,398,282   $49,387,498
                                                      ===========   ===========
 (1) Shares Issued and Redeemed:
  Issued...........................................       530,222       806,481
  In Lieu of Cash Distributions....................     1,836,930       508,216
  Redeemed.........................................    (1,352,630)   (4,603,661)
                                                      -----------   -----------
                                                        1,014,522    (3,288,964)
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                     Six Months
                                                       Ended       Year Ended
                                                   April 30, 1999  October 31,
                                                    (Unaudited)       1998
                                                   -------------- -------------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Income..........................   $    545,458  $   1,326,513
  Net Realized Gain..............................      3,099,449      2,533,598
  Net Change in Unrealized
   Appreciation/Depreciation.....................     21,397,793     (3,612,864)
                                                    ------------  -------------
  Net Increase in Net Assets Resulting from
   Operations....................................     25,042,700        247,247
                                                    ------------  -------------
 Distributions:
  Net Investment Income..........................       (143,053)    (1,178,285)
  Net Realized Gain..............................     (4,907,462)    (9,931,009)
                                                    ------------  -------------
  Total Distributions............................     (5,050,515)   (11,109,294)
                                                    ------------  -------------
 Capital Share Transactions: (1)
  Issued.........................................     81,947,124    165,875,010
  In Lieu of Cash Distributions..................      4,457,592     10,208,564
  Redeemed.......................................    (88,717,660)  (134,196,595)
                                                    ------------  -------------
  Net Increase (Decrease) from Capital Share
   Transactions..................................     (2,312,944)    41,886,979
                                                    ------------  -------------
  Total Increase.................................     17,679,241     31,024,932
 Net Assets:
  Beginning of Period............................    134,074,705    103,049,773
                                                    ------------  -------------
  End of Period (including undistributed net
   investment income of $438,440 and $36,035,
   respectively).................................   $151,753,946  $ 134,074,705
                                                    ============  =============
 (1) Shares Issued and Redeemed:
  Issued.........................................      7,156,248     14,505,088
  In Lieu of Cash Distributions..................        408,152        940,910
  Redeemed.......................................     (7,680,012)   (11,800,927)
                                                    ------------  -------------
                                                        (115,612)     3,645,071
                                                    ============  =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                     Six Months   November 4,
                                                       Ended        1997* to
                                                   April 30, 1999 October 31,
                                                    (Unaudited)       1998
                                                   -------------- ------------
 Increase (Decrease) in Net Assets
 Operations:
  Net Investment Loss............................   $    (92,215) $    (79,710)
  Net Realized Gain (Loss).......................    (11,404,817)      763,539
  Net Change in Unrealized
   Appreciation/Depreciation.....................     10,303,486   (13,635,187)
                                                    ------------  ------------
  Net Decrease in Net Assets Resulting from
   Operations....................................     (1,193,546)  (12,951,358)
                                                    ------------  ------------
 Distributions:
  Net Realized Gain..............................       (653,862)      (30,473)
                                                    ------------  ------------
 Capital Share Transactions:(1)
  Issued.........................................      2,237,098    97,125,457
  In Lieu of Cash Distributions..................        641,141        29,824
  Redeemed.......................................     (2,518,721)   (2,722,304)
                                                    ------------  ------------
  Net Increase from Capital Share Transactions...        359,518    94,432,977
                                                    ------------  ------------
  Total Increase (Decrease)......................     (1,487,890)   81,451,146
 Net Assets:
  Beginning of Period............................     81,451,146           --
                                                    ------------  ------------
  End of Period (including undistributed net
   investment loss of ($92,215) and $0,
   respectively).................................   $ 79,963,256  $ 81,451,146
                                                    ============  ============
 (1) Shares Issued and Redeemed:
  Issued.........................................        254,730     9,955,330
  In Lieu of Cash Distributions..................         76,235         3,094
  Redeemed.......................................       (300,241)     (331,743)
                                                    ------------  ------------
                                                          30,724     9,626,681
                                                    ============  ============

*  Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period
                             Six Months                                   March 2,
                               Ended        Years Ended October 31,       1995** to
                           April 30, 1999   -------------------------    October 31,
                            (Unaudited)      1998     1997     1996         1995
                           --------------   -------  -------  -------    -----------
 Net Asset Value,
  Beginning of Period....     $ 10.93       $ 10.84  $ 10.58  $ 10.76      $10.00
                              -------       -------  -------  -------      ------
 Income From Investment
  Operations:
  Net Investment Income..        0.24          0.62     0.54     0.46        0.28
  Net Realized and
   Unrealized Gain
   (Loss)................       (0.30)         0.16     0.25    (0.07)++     0.71
                              -------       -------  -------  -------      ------
  Total From Investment
   Operations............       (0.06)         0.78     0.79     0.39        0.99
                              -------       -------  -------  -------      ------
 Distributions:
  Net Investment Income..       (0.24)        (0.62)   (0.53)   (0.44)      (0.23)
  Net Realized Gain......       (0.35)        (0.07)     --       --          --
  In Excess of Net
   Realized Gain.........         --            --       --     (0.13)        --
                              -------       -------  -------  -------      ------
  Total Distributions....       (0.59)        (0.69)   (0.53)   (0.57)      (0.23)
                              -------       -------  -------  -------      ------
 Net Asset Value, End of
  Period.................     $ 10.28       $ 10.93  $ 10.84  $ 10.58      $10.76
                              =======       =======  =======  =======      ======
 Total Return............       (0.61)%***     7.35%    7.73%    3.77%+      9.96%+***
                              =======       =======  =======  =======      ======
 Ratio and Supplemental
  Data
 Net Assets, End of
  Period (Thousands).....     $21,996       $36,481  $57,527  $23,118      $6,069
 Ratio of Expenses to
  Average Net Assets.....        1.16%*        0.96%    0.94%    1.13%       0.89%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................        4.66%*        5.51%    5.67%    5.39%       5.39%*
 Portfolio Turnover
  Rate...................          37%          119%     124%      83%        104%
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by
  Affiliates to Average
  Net Assets.............         N/A           N/A      N/A     0.12%       1.93%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................        1.16%*        0.95%    0.94%    1.13%       0.85%*

*  Annualized
** Commencement of Operations
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and ex-penses assumed by Affiliates during the periods indicated.
++ The amount shown for the year ended October 31, 1996 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfo-lio shares in relation to fluctuating market value of the investments of the Portfolio.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE DOMESTIC EQUITY PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period
                             Six Months                                  March 2,
                               Ended       Years Ended October 31,       1995** to
                           April 30, 1999  --------------------------   October 31,
                            (Unaudited)     1998      1997     1996        1995
                           --------------  -------  --------  -------   -----------
 Net Asset Value,
  Beginning of Period....     $ 16.03      $ 16.86  $  13.38  $ 11.44     $10.00
                              -------      -------  --------  -------     ------
 Income From Investment
  Operations:
  Net Investment Income..        0.03         0.08      0.10     0.10       0.08
  Net Realized and
   Unrealized Gain.......        1.43         0.46      3.92     2.08       1.43
                              -------      -------  --------  -------     ------
  Total From Investment
   Operations............        1.46         0.54      4.02     2.18       1.51
                              -------      -------  --------  -------     ------
 Distributions:
  Net Investment Income..       (0.03)       (0.08)    (0.10)   (0.09)     (0.07)
  Net Realized Gain......       (5.89)       (1.29)    (0.44)   (0.15)       --
                              -------      -------  --------  -------     ------
  Total Distributions....       (5.92)       (1.37)    (0.54)   (0.24)     (0.07)
                              -------      -------  --------  -------     ------
 Net Asset Value, End of
  Period.................     $ 11.57      $ 16.03  $  16.86  $ 13.38     $11.44
                              =======      =======  ========  =======     ======
 Total Return............       12.79%***     3.36%    30.96%   19.31%+    15.13%+***
                              =======      =======  ========  =======     ======
 Ratio and Supplemental
  Data
 Net Assets, End of
  Period (Thousands).....     $47,398      $49,387  $107,389  $62,170     $6,427
 Ratio of Expenses to
  Average Net Assets.....        1.09%*       1.02%     0.94%    0.99%      1.08%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................        0.51%*       0.46%     0.64%    0.93%      1.12%*
 Portfolio Turnover
  Rate...................          55%          61%       47%      42%        27%
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by
  Affiliates.............         N/A          N/A       N/A     0.04%      1.65%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................        1.09%*       1.02%     0.94%    0.99%      1.00%*

*  Annualized
** Commencement of Operations
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and ex-penses assumed by Affiliates during the periods indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period
                             Six Months                                             May 26,
                               Ended            Years Ended October 31,            1994** to
                           April 30, 1999  ------------------------------------   October 31,
                            (Unaudited)      1998      1997     1996     1995        1994
                           --------------  --------  --------  -------  -------   -----------
 Net Asset Value,
  Beginning of Period....     $  11.23     $  12.42  $  10.55  $ 10.03  $ 10.40     $ 10.00
                              --------     --------  --------  -------  -------     -------
 Income From Investment
  Operations:
  Net Investment Income..         0.05         0.12      0.11     0.09     0.11        0.04
  Net Realized and
   Unrealized Gain
   (Loss)................         1.97        (0.03)     2.01     0.73    (0.39)       0.39
                              --------     --------  --------  -------  -------     -------
  Total From Investment
   Operations............         2.02         0.09      2.12     0.82    (0.28)       0.43
                              --------     --------  --------  -------  -------     -------
 Distributions:
  Net Investment Income..        (0.01)       (0.11)    (0.11)   (0.09)   (0.09)      (0.03)
  Net Realized Gain......        (0.41)       (1.17)    (0.14)   (0.21)     --          --
                              --------     --------  --------  -------  -------     -------
  Total Distributions....        (0.42)       (1.28)    (0.25)   (0.30)   (0.09)      (0.03)
                              --------     --------  --------  -------  -------     -------
 Net Asset Value, End of
  Period.................     $  12.83     $  11.23  $  12.42  $ 10.55  $ 10.03     $ 10.40
                              ========     ========  ========  =======  =======     =======
 Total Return............        18.66%***     1.18%    20.31%    8.29%   (2.69)%      4.31%***
                              ========     ========  ========  =======  =======     =======
 Ratio and Supplemental
  Data
 Net Assets, End of
  Period (Thousands).....     $151,754     $134,075  $103,050  $91,224  $74,893     $37,257
 Ratio of Expenses to
  Average Net Assets.....         0.99%*       1.00%     0.98%    1.01%    0.97%       1.12%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................         0.79%*       1.08%     0.95%    0.92%    1.16%       0.97%*
 Portfolio Turnover
  Rate...................            8%          20%       29%       9%       7%         11%
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................         0.99%*       1.00%     0.98%    1.01%    0.96%        N/A

  * Annualized
 ** Commencement of Operations
*** Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period
                                                 Six Months     November 4,
                                                   Ended         1997** to
                                               April 30, 1999   October 31,
                                                (Unaudited)        1998
                                               --------------   -----------
 Net Asset Value, Beginning of Period.........    $  8.46         $ 10.00
                                                  -------         -------
 Income From Investment Operations:
  Net Investment Loss.........................      (0.01)          (0.01)
  Net Realized and Unrealized Loss............      (0.10)          (1.52)
                                                  -------         -------
  Total From Investment Operations............      (0.11)          (1.53)
                                                  -------         -------
 Distributions:
  Net Realized Gain...........................      (0.07)          (0.01)
                                                  -------         -------
 Net Asset Value, End of Period...............    $  8.28         $  8.46
                                                  =======         =======
 Total Return.................................      (1.34)%***     (15.36)%***
                                                  =======         =======
 Ratio and Supplemental Data
 Net Assets, End of Period (Thousands)........    $79,963         $81,451
 Ratio of Expenses to Average Net Assets......       1.26%*          1.27%*
 Ratio of Net Investment Loss to Average Net
  Assets......................................      (0.23)%*        (0.12)%*
 Portfolio Turnover Rate......................         33%              5%
 Ratio of Expenses to Average Net Assets
  Including Expense Offsets...................       1.25%*          1.27%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (Unaudited)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Eq-uity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), port-folios of UAM Funds, Inc., are diversified and non-diversified, open-end man-agement investment companies. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objective of the McKee Portfolios is as follows:
    McKee U.S. Government Portfolio seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.
    McKee Domestic Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securi-ties of U.S. issuers.
    McKee International Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.
    McKee Small Cap Equity Portfolio seeks to achieve a superior long-term total return by investing primarily in the equity securities of smallcompanies.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the average between the last reported bid price and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

  value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have re-maining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.
    2. Federal Income Taxes: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. Foreign Currency Translation: The books and records of the McKee In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign ex-change rate from fluctuations arising from changes in the market prices of the securities. These gains

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

  and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized be-tween trade and settlement dates on securities transactions and the dif-ference between the amount of the investment income and foreign withhold-ing taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.
    5. Forward Foreign Currency Exchange Contracts: The McKee International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. TheMcKee International Equity Portfolio recog-nizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unantici-pated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the con-tracts, if any, at the date of default.
  6. Distributions to Shareholders: Each Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss) and paid in capital.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Port-folios are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of average daily net assets for the month for the McKee U.S. Govern-ment, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of average daily net assets.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing and transfer agent serv-ices to the Portfolios under a Fund Administration Agreement. The Administra-tor has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Administrator has entered into an Agency Agreement with DST Systems, Inc. ("DST") under which DST provides transfer agent and dividend-disbursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder-servicing agent for the UAM Funds.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


  In exchange for administrative services, each Portfolio pays a five-part fee to the Administrator as follows:
  --Effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at an annual rate equal to $14,500 for the first operational share class.
  --A portfolio-specific monthly fee of 0.04%, 0.04%, 0.06% and 0.04% per annum of the average daily net assets of the McKee U.S. Government, Mc-Kee Domestic Equity, McKee International Equity and the McKee Small Cap Equity Portfolios, respectively, which is retained by the Administrator.
  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at the annual rate of no more than $52,500 for the first operational share class plus 0.039% of their pro rata share of the combined average net assets of the UAM
    Funds.
  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend disbursing agent equal to $10,500 for each operational share class.
  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class.

  The Portfolios also pay certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended April 30, 1999, the Administrator earned the fol-lowing amounts from the Portfolios and paid the following to CGFSC and UAMSSC for their services:

                                                                Portion  Portion
                                                 Administration Paid to  Paid to
  McKee Portfolios                                    Fees       CGFSC   UAMSSC
  ----------------                               -------------- -------- -------
  U.S. Government...............................    $ 54,134    $ 37,131 $4,256
  Domestic Equity...............................      59,961      38,047  4,333
  International Equity..........................     116,322      57,093  4,855
  Small Cap Equity..............................      66,886      36,931  4,585

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' as-sets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolio. At April 30, 1999, the payable to the custodian bank represents the amount due for cash advanced for settlement of security transactions on the McKee U.S. Government Portfolio and the McKee International Equity Portfolios.

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------


  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the terms of the Agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggre-gate daily net assets value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Directors' Fees: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the six months ended April 30, 1999, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

  McKee Portfolios                                        Purchases     Sales
  ----------------                                       ----------- -----------
  U.S. Government....................................... $ 3,706,219 $ 8,305,294
  Domestic Equity.......................................  26,265,532  32,193,978
  International Equity..................................  15,920,898  10,552,231
  Small Cap Equity......................................  31,619,720  25,890,062

  Purchases and sales of long-term U.S. Government securities were $7,514,464 and $15,405,967 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Mc-Kee Domestic Equity, McKee International Equity and the McKee Small Cap Equity Portfolios.

  I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capi-tal shares. Interest is

UAM FUNDS                                                      McKEE PORTFOLIOS
-------------------------------------------------------------------------------

charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is ac-crued by each participating portfolio based on its average daily unused por-tion of the line of credit. During the six months ended April 30, 1999, the Portfolios had no borrowings under the aggreement.


  J. Other: At April 30, 1999, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             No. of        %
  McKee Portfolios                                        Shareholders Ownership
  ----------------                                        ------------ ---------
  U.S. Government........................................       1         28%
  Domestic Equity........................................       1         19%
  International Equity...................................       2         31%
  Small Cap Equity.......................................       3         39%

  At April 30, 1999, the net assets of the McKee International Equity Portfo-lio were substantially comprised of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

UAM FUNDS                                                       McKEE PORTFOLIOS
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Director                                Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburgh, PA 15222

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.